73369  6/01
Prospectus Supplement
dated June 8, 2001 to:
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Putnam Diversified Income Trust (the "fund")
to Prospectuses dated January 30, 2001

The first paragraph under the heading "What are the fund's main investment strategies and related risks?" is replaced with the following:

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the fund's goal by investing mainly in multi-sector bonds. We will not invest less than 15% of the fund's net assets in U.S. government securities. We will consider, among other things, credit, interest rate, prepayment and foreign investment risks as well as general market conditions when deciding whether to buy or sell investments.